IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: The Clarity Group, Inc.
DBA ETA

Debtor

CASE NO. 2:13-BK-16130 (RJH)

INVESTMENT ENTITY MONTHLY REPORT

MONTH OF February 2014

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 86-0718832

Nature of Debtor's Investments: Entity previously held assets that were sold in October 2013

DATE DISCLOSURE STATEMENT FILED: ______ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED: ______ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE

RESPONSIBLE PARTY:

/Susie Herrmann/
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann
PRINTED NAME OF RESPONSIBLE PARTY

3/14/2014
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann, CFO

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0036

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16130 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

As of 2/28/2014

	BANK ACCOUNTS				Total
	Operating	Credit Card		ETA #5851	
Balance at Beginning of Period				1,000	1,000
RECEIPTS					
Loans and Advances					
Capital Investments					
Sale of Assets					
Nature of Debtor's Investments: No assets are held by this entity at this time					
Interest					
Other (attach list)					
TOTAL RECEIPTS					
DISBURSEMENTS					
Business - Ordinary Operations					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS					
Balance at End of Month *				1,000	1,000

*Information provided above should reconcile with balance sheet and income statement amounts

¼ ¼

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payment from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	

Case Number: 2:13-BK-16130 (RJH)

CASE STATUS

QUESTIONAIRE

As of 2/28/2014

	YES	NO
1. Have any assets been sold or transferred during this reporting period?		X
2. Have you made any payments to an attorney or accountant this month?		X
3. Have any payments been made on prepetition liabilities during this reporting period?		X
4. Have any post-petition loans been received by the debtor(s) from any party?		X
5. Have any insurance policies or coverages expired?		X
6. Are any post-petition real estate taxes past due?		X
7. Have any pre-petition taxes been paid during this reporting period?		X
8. Do you expect any significant income changes within the next 90 days?		X
Nature of Debtor's Investments: No assets are held by this entity at this time		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

What progress has been made, during the reporting period, towards reorganinzing your estate ?

Business assets have been sold, wind down in process

Case Number: 2:13-BK-16130 (RJH)

INVESTMENT STATUS

Please list each investment separately. In each description, include the name of the investment if it is a partnership, joint venture, stock in a corporation, etc. If the investment is real property, provide a description and an address.

		As of	2/28/2014
INVESTMENT	SECURED CREDITOR	ORIGINAL LOAN BALANCE	SCHEDULED LOAN BALANCE
1 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Nature of Debtor's Investments: No assets a	Amount of listing: $		
2 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		
3 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		
4 Description of Investment			
Acquisition Date:			
Acquisition Cost:	If real property, is it listed for sale? Yes _____ No _____		
Scheduled Value:	Amount of listing: $		

Case Number: 2:13-BK-16130 (RJH)

DISBURSEMENT DETAIL

please attach copies of bank statements

Month: Feb-14
Account #
Bank Name Bank of America

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0.00

Nature of Debtor's Investments: No assets are held by this entity at this time

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0.00
Total checks listed on continuation pages				0.00

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0.00